Note 8 - October 2019 Registered Direct Offering	12 Months Ended
Sep. 30, 2022
Notes to Financial Statements
Stockholders Equity Note Direct Offering 2019 October [Text Block]
8.	OCTOBER 2019 REGISTERED DIRECT OFFERING

On October 16, 2019, the Company entered into a Securities Purchase Agreement (the “October 2019 SPA”) with seven accredited investors (collectively, the “October 2019 Investors”) providing for the issuance and sale by the Company to the 2019 Investors of an aggregate of 71,429 units at a purchase price of $35.00 per unit in a registered offering (“October 2019 Financing”). The securities comprising the units sold in the October 2019 Financing were issued under the Shelf Registration Statement, and consisted of a share of Common Stock, a warrant to purchase one share of Common Stock at an exercise price of $44.00 per share (“Series I Warrant”) at any time prior to the fifth anniversary of the issuance date of the Series I Warrant subject to certain restrictions on exercise and the shares issuable upon exercise of the Series I Warrants (collectively, the “ October 2019 Warrant Shares”). As of October 18, 2019, the Company recorded the 71,429 shares as Common Stock. Pursuant to the Engagement Agreement (as defined below), the Company also agreed to issue to the Placement Agent, or its designees, warrants to purchase up to 5,358 shares (the “Placement Agent Warrants”). The 2019 Placement Agent Warrants have substantially the same terms as the Series I Warrants, except that the exercise price of the Placement Agent Warrants is $43.75 per share and the term of the Placement Agent Warrants is five years.

The gross proceeds to the Company from the October 2019 Financing, which were received as of October 18, 2019, were approximately $2.5 million before deducting financing costs of approximately $333,000 which includes approximately $158,000 of placement fees. The number of shares of the Company’s Common Stock into which each of the Series I Warrants is exercisable and the exercise price therefore are subject to adjustment, as set forth in the Series I Warrants, including adjustments for stock subdivisions or combinations (by any stock split, stock dividend, recapitalization, reorganization, scheme, arrangement or otherwise).

The Company engaged H.C. Wainwright as its exclusive institutional investor placement agent (the “Placement Agent”) in connection with the October 2019 SPA pursuant to an engagement agreement dated as of October 10, 2019 (the “2019 Engagement Agreement”). In consideration for the services provided by the Placement Agent, the Placement Agent was entitled to receive cash fees ranging from 6.0% to 8.2% of the gross proceeds received by the Company, as well as reimbursement for all reasonable expenses incurred by it in connection with its engagement. The Company received gross proceeds of approximately $2.5 million in the aggregate, resulting in a fee of approximately $158,000.

During the year ended September 30, 2022, no Series I Warrants or Placement Agent Warrants have been exercised. As of September 30, 2022, up to 71,429 and 5,358 shares may be acquired upon the exercise of the Series I Warrants and Placement Agent Warrants, respectively.

Common Stock

At October 18, 2019 the Closing Date of the October 2019 Financing, the Company issued 71,429 shares of Common Stock.

Equity Value of Warrants

The Company accounted for the Series I Warrants and the Placement Agent Warrants relating to the aforementioned October 2019 Registered Direct Offering in accordance with ASC 815-40. Because the Series I Warrants and the Placement Agent Warrants are indexed to the Company’s stock, they are classified within stockholders’ equity (deficit) in the accompanying consolidated financial statements.